VARIABLE INSURANCE FUNDS

                           AMSOUTH CAPITAL GROWTH FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of Variable Insurance Funds, on behalf of its series, AmSouth Capital Growth Fund (the "AmSouth Portfolio"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Portfolio at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                          Date [        ], 2005

                     YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Signature(s) of Shareholder(s)             (Sign in the Box)

                    NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Amsouth Portfolio will transfer all of its assets to Pioneer Oak Ridge Large Cap Growth VCT Portfolio ("Pioneer Portfolio"), a series of Pioneer Variable Contracts Trust managed by Pioneer Investment Management, Inc., exchange for Class II shares of the Pioneer Portfolio.

     Refer to pages __ in the combined Proxy Statement and Prospectus to review relevant information regarding the Pioneer Portfolio.

         FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(2)  To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                                        VARIABLE INSURANCE FUNDS

                           AMSOUTH SELECT EQUITY FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of Variable Insurance Funds, on behalf of its series, AmSouth Select Equity Fund (the "AmSouth Portfolio"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Portfolio at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




                                                          Date [        ], 2005

                     YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Signature(s) of Shareholder(s)             (Sign in the Box)

                    NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(3) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Amsouth Portfolio will transfer all of its assets to Pioneer Fund VCT Portfolio ("Pioneer Portfolio"), a series of Pioneer Variable Contracts Trust managed by Pioneer Investment Management, Inc., exchange for Class II shares of the Pioneer Portfolio.

     Refer to pages __ in the combined Proxy Statement and Prospectus to review relevant information regarding the Pioneer Portfolio.

         FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(4)  To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                            VARIABLE INSURANCE FUNDS

                               AMSOUTH VALUE FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of Variable Insurance Funds, on behalf of its series, AmSouth Value Fund (the "AmSouth Portfolio"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Portfolio at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                         Date [        ], 2005

                    YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                   ------------------------------------------------------------

                   ------------------------------------------------------------
                   Signature(s) of Shareholder(s)              (Sign in the Box)

                   NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(5) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Amsouth Portfolio will transfer all of its assets to Pioneer Value VCT Portfolio ("Pioneer Portfolio"), a series of Pioneer Variable Contracts Trust managed by Pioneer Investment Management, Inc., exchange for Class II shares of the Pioneer Portfolio.

     Refer to pages __ in the combined Proxy Statement and Prospectus to review relevant information regarding the Pioneer Portfolio.

         FOR      |_|               AGAINST |_|               ABSTAIN  |_|


(6)  To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.